UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2013

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of Incorporation)	(Commission File N umber)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 997-4600

Not Applicable

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2013 Incentive Plan

On May 23, 2013, Insmed Incorporated (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the Insmed Incorporated 2013 Incentive Plan.  See Proposal No. 4 under Item 5.07.  The 2013 Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”).  Any employee of the Company or its affiliates (including an officer or director who is such an employee), any member of the Board and any other non-employee advisor or service provider of the Company or its affiliates are eligible to receive awards under the 2013 Incentive Plan.  The 2013 Incentive Plan provides the Committee with the authority to award stock options, stock appreciation rights, restricted stock and restricted stock units.

The 2013 Incentive Plan provides for the issuance of 3,000,000 shares of the Company’s common stock (the “Common Stock”), plus:  (i) 53,833 shares of Common Stock that were authorized for issuance under the Company’s Amended and Restated 2000 Stock Incentive Plan (the “2000 Stock Incentive Plan”) that, as of May 23, 2013, remained available for issuance under the 2000 Stock Incentive Plan and (ii) any shares of Common Stock subject to outstanding awards under the 2000 Stock Incentive Plan as of May 23, 2013 that, after May 23, 2013, are cancelled, expired, forfeited or otherwise not issued under such awards (including as a result of being withheld to pay withholding taxes in connection with such awards or settled in cash).

The aggregate number of shares of Common Stock subject to awards granted under the 2013 Incentive Plan during any calendar year to any one participant may not exceed 1,500,000 (not including any tandem stock appreciation rights).  The maximum cash amount payable pursuant to the portion of an incentive bonus granted in any calendar year to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $5,000,000.

The 2013 Incentive Plan became effective as of May 23, 2013.  The 2013 Incentive Plan will terminate with respect to the grant of new awards on April 17, 2023.

The foregoing description of the terms of the 2013 Incentive Plan is qualified in its entirety by reference to the actual terms of the 2013 Incentive Plan, which is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Ratification of Awards under 2000 Stock Incentive Plan

At the Annual Meeting, the Company’s shareholders ratified and approved certain equity compensation awards previously granted to certain of the Company’s current and past officers and directors (the “Recipients”) under the 2000 Stock Incentive Plan, which grants inadvertently exceeded the annual per-person sub-limits of 75,000 stock options and 12,500 performance shares per individual per calendar year set forth in the 2000 Stock Incentive Plan.  The aggregate amount of Common Stock represented by the awards in excess of the per person annual sub-limits, which consisted of restricted stock, RSUs and stock options, was approximately 1.6 million shares (referred to as the “Excess Grants”).  All of the Excess Grants made to the Recipients were ratified and approved at the Annual Meeting.  See Proposal No. 3 under Item 5.07.  A list of the Excess Grants made to current employees and directors and ratified and approved at the Annual Meeting was included in the description of Proposal No. 3 to the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 29, 2013 and is incorporated herein by reference.  All the Excess Grants are made pursuant to, and are subject to, the terms of the 2000 Stock Incentive Plan, a copy of which is filed hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 31,571,806 shares of the Company’s common stock were entitled to vote as of March 28, 2013, the record date for the Annual Meeting.  There were 24,321,174 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals.  Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

Proposal 1.                                Election of Directors

Shareholders of the Company elected Al Altomari, Steinar J. Engelsen, and Will Lewis to serve as Class I directors of the Board for a three-year term expiring on the date of the Company’s 2016 Annual Meeting of Shareholders.  The results of the vote taken at the Annual Meeting with respect to the election of Mr. Altomari, Dr. Engelsen, and Mr. Lewis as Class I directors were as follows:

	For	Withheld	Broker Non-Votes

Al Altomari	16,448,361	103,064	7,769,749
Steinar J. Engelsen, M.D.	16,401,534	149,891	7,769,749
Will Lewis	16,453,313	98,112	7,769,749

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting: Donald Hayden, Jr., Richard S. Kollender, Melvin Sharoky, M.D., and Randall W. Whitcomb, M.D.  Based upon the votes set forth above, Mr. Altomari, Dr. Engelsen and Mr. Lewis were duly elected to serve as directors of the Company for a three-year term, ending at the 2016 Annual Meeting of Shareholders.

Proposal 2.                                Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  The voting results were as follows:

	For	Against	Abstentions

Ratification of Ernst & Young LLP	24,166,180	29,716	125,278

Proposal 3.                                Ratification and Approval of Certain Equity Compensation Awards Previously Granted to Certain Employees and Directors Under Our Amended and Restated 2000 Stock Incentive Plan

The shareholders ratified and approved certain equity compensation awards previously granted to certain employees and directors under our Amended and Restated 2000 Stock Incentive Plan.  The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes

Ratification and Approval of Awards	16,196,007	267,743	87,676	7,769,748

Proposal 4.                               Approval of the 2013 Incentive Plan

The shareholders approved the 2013 Incentive Plan.  The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes

Approval of 2013 Incentive Plan	16,127,834	328,875	95,166	7,769,299

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Insmed Incorporated 2013 Incentive Plan (incorporated by reference from Exhibit 99.1 to Insmed Incorporated’s Registration Statement on Form S-8 filed on May 24, 2013).

99.2	Insmed Incorporated Amended and Restated 2000 Stock Incentive Plan (incorporated by reference from Exhibit 10.3 to Insmed Incorporated’s Quarterly Report on Form 10-Q filed on May 7, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2013
INSMED INCORPORATED

	By:	/s/ Andrew T. Drechsler
	Name:	Andrew T. Drechsler
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Insmed Incorporated 2013 Incentive Plan (incorporated by reference from Exhibit 99.1 to Insmed Incorporated’s Registration Statement on Form S-8 filed on May 24, 2013).

99.2	Insmed Incorporated Amended and Restated 2000 Stock Incentive Plan (incorporated by reference from Exhibit 10.3 to Insmed Incorporated’s Quarterly Report on Form 10-Q filed on May 7, 2013).